                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3883

                SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (410) 895-5000
                                                            --------------

                             Daniel O. Hirsch, Esq.
                                One South Street
                            Baltimore, Maryland 21202
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Communications Fund

Semiannual Report to Shareholders

June 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Communications Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	14.55%	18.88%	-28.03%	-7.55%	5.84%
S&P 500 Index++	11.76%	.25%	-11.20%	-1.61%	10.04%
Scudder Flag Investors Communications Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class B	13.43%	17.22%	-28.74%	-8.34%	6.26%
S&P 500 Index++	11.76%	.25%	-11.20%	-1.61%	11.28%

Scudder Flag Investors Communications Fund	6-Month++	1-Year	3-Year	Life of Class***
Class C	13.41%	17.21%	-28.74%	-9.25%
S&P 500 Index++	11.76%	.25%	-11.20%	-1.18%

Scudder Flag Investors Communications Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	14.95%	19.36%	-27.80%	-7.27%	-6.07%
S&P 500 Index++	11.76%	.25%	-11.20%	-1.61%	-.81%

Sources: Lipper Inc. and Investment Company Capital Corporation

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/03	$ 12.91	$ 12.25	$ 12.26	$ 13.07
12/31/02	$ 11.27	$ 10.80	$ 10.81	$ 11.37

Class A Lipper Rankings*- Telecommunication Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	38	36
3-Year	6	of	25	24
5-Year	5	of	13	36
10-Year	1	of	4	20

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Communications Fund - Class A [] S&P 500 Index++

Yearly periods ended June 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class***	Life of Class**	10-Year
Class A(b)	Growth of $10,000	$11,204	$3,513	$6,366	-	-	$16,619
	Average annual total return	12.04%	-29.44%	-8.64%	-	-	5.21%
Class B(b)	Growth of $10,000	$11,422	$3,552	$6,419	-	$16,747	-
	Average annual total return	14.22%	-29.18%	-8.48%	-	6.26%	-
Class C(b)	Growth of $10,000	$11,604	$3,583	-	$6,292	-	-
	Average annual total return	16.04%	-28.98%	-	-9.44%	-	-
S&P 500 Index++	Growth of $10,000	$10,025	$7,002	$9,219	$9,471	$24,493	$26,037
	Average annual total return	.25%	-11.20%	-1.61%	-1.18%	11.28%	10.04%

The growth of $10,000 is cumulative.

Growth of a $250,000 Investment*
[] Institutional Class+ [] S&P 500 Index++

Yearly periods ended June 30

Comparative Results*
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	Growth of $250,000	$298,400	$94,075	$171,400	$181,950
	Average annual total return	19.36%	-27.80%	-7.27%	-6.07%
S&P 500 Index++	Growth of $250,000	$250,625	$175,050	$230,475	$239,850
	Average annual total return	.25%	-11.20%	-1.61%	-.81%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class B shares commenced operations on January 3, 1995. Index returns begin December 31, 1994.
*** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
****Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemption on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Institutional Class shares are not subject to sales charges.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss Scudder Flag Investors Communications Fund's strategy and the market environment during the six-month period ended June 30, 2003.

Q: How did the fund perform in the first half of 2003?

A: Scudder Flag Investors Communications Fund produced a return of 14.55% (Class A shares unadjusted for sales charges) for the six months ended June 30, 2003. (Please see pages 4 through 7 for the performance of other share classes). In comparison, the fund's unmanaged benchmark, the Standard & Poor's 500 Index (S&P 500), returned 11.76%. The strong performance of the telecommunications sector during the first half of the year, as well as several favorable stock picks on our part, helped the fund's return. The environment for telecommunications stocks has been improving as corporations have been regaining confidence and are slowly beginning to increase their capital spending.

Despite its strong absolute return, the fund underperformed the 17.32% average return of the 38 funds in its Lipper Telecommunications Funds peer group.1 However, the fund has outperformed its peers over the one-, three-, five- and 10-year intervals.2 The key factor in this short-term underperformance was a difficult first quarter 2003. The largest negative contributor during the first quarter was our position in Qwest Communications International, Inc. While we sold some of our Qwest shares at its last peak of $6, we continued to hold a significant position in the fund as its price dropped back to near $3 in March. (The stock subsequently rebounded in the second quarter, helping fund returns.) We are not concerned with our relative performance during the first quarter since we believe our longer-term numbers bear out the effectiveness of our strategy. We believe our orientation toward absolute returns (rather than relative performance), our relatively conservative approach and our focus on fundamental research will continue to bear fruit over time.

1 The Lipper Telecommunications Funds Category are funds that invest at least 65% of their equity securities of domestic and foreign companies engaged in the development,manufacture, or sale of telecommunications services or equipment. It is not possible to invest directly in an index or category.
2 The fund ranked 14, 6, 5 and 1 for the 1-, 3-, 5- and 10- year periods as of June 30, 2003. There were 38, 25, 13 and 4 funds, respectively, in Lipper's Telecommunications Funds category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of June 30, 2003.

Q: The largest portion of the fund is in the telecom communications services area. How is the fund positioned within this subsector?

A: The most notable aspect of our positioning within telecom services is our underweight position in regional Bell operating companies (RBOCs). Historically, we held as much as 30% of assets in this subsector. However, we held approximately 10% in RBOCs at the end of the reporting period. This includes a position in Verizon, which we own mainly for its strong wireless business. A number of factors have conspired to make the business environment more difficult for the RBOCs. First, the Federal Communications Commission's decision in February 2003 to extend the rights of national carriers to lease the RBOCs' local lines at unprofitable rates has made the competitive backdrop much more difficult for the RBOCs. Second, more people - particularly among the younger generation - are replacing their landlines with cell phones. And third, we believe we are seeing just the beginning of the growth phase for cable and Internet telephony.

As a result, the majority of our holdings in the telecom communications services area are either international telephone companies or "special situations." For example, the Canadian phone company BCE is the fund's largest holding, at 7.4% of net assets. BCE faces a more benign regulatory environment in Canada, meaning that the competitive landscape - and by extension, the company's earnings growth - is more predictable than that of its US counterparts. Similarly, Telefonos de Mexico enjoys many of the same regulatory advantages in its country, and is the fund's eighth largest holding, at 4.8% of net assets. In the special situations category, we own Qwest Communication International, Inc. and Cincinnati Bell (the fund's second and third largest holdings, respectively). Early this year, investors assessed the companies' balance sheets and determined that, while both could make their interest payments, it was questionable whether they could pay off their maturing debt. However, our analysis showed that maturing debt almost never leads to bankruptcy and likely wouldn't in these cases, either. Therefore, we felt comfortable owning these stocks, and this decision paid off in the second quarter 2003. Another example of a special situation is ALLTEL (the fund's sixth largest holding); this rural local carrier is not subject to the same competitive pressures as the traditional RBOCs because the cost of making inroads into the rural markets is prohibitively high for new competitors. In our view, the strong market position created by this barrier to entry means that ALLTEL should be able to deliver more predictable revenues than other companies in its sector.

Q: How is the portfolio positioned within the wireless sector?

A: We currently hold a more positive view on the wireless sector than we have in the past. Carriers have moved away from a business strategy focusing on subscriber growth in favor of one that seeks to maximize profits. While this positive trend could change if a carrier decides to start competing aggressively on price, we believe the cellular companies are now in a much better position to earn money than they have been in the past. The fund's key holdings in this subsector are Verizon Communications, Sprint PCS and AT&T Wireless.

We also own two tower companies - American Tower and Crown Castle International - both relatively recent additions to the portfolio. The supply/demand profile in this area has improved considerably. Verizon Communications has become a market leader because of its reliability and quality of network service, and other carriers have been compelled to follow suit. This has increased the demand for "real estate" on cellular towers and has led to a better pricing environment for the tower companies. Both stocks have moved up in price since we bought them, and we continue to believe (as of the end of the reporting period) that they are undervalued.

Q: Where is the remainder of the portfolio invested?

A: Communications equipment firms make up approximately 14% of the portfolio. The fund's top holding in this area is Tyco International, which is really a conglomerate company with a communications equipment subsidiary. We added to our position in the stock during the height of its accounting and management controversy in the summer of 2002. Like Qwest Communications International, Inc. and Cincinnati Bell - it is a highly leveraged company that was selling at an exceptionally low valuation. We bought the stock in the single digits, believing the fears related to its debt were overblown and that its underlying businesses were healthy, cash-flow generating entities. As investors' concerns about the company have ebbed, its stock has risen steadily. Black Box is the fund's number two holding in the equipment area. The stock has underperformed after a poor first quarter, but we have held on to our position as a result of our positive view on the company's business model.

Media stocks make up 7% of the portfolio, but we have been trimming in this area. We cut the fund's position in Liberty Media from about 6% of assets to roughly 3% by the end of the period. We originally bought the stock when it was trading at a 20% discount to its underlying asset value, but we reduced the position once this discount narrowed. We continue to like Lamar Advertising, which operates billboards in the southern part of the country. The firm has a low cost structure and benefits from the fact that the supply of new billboard space is limited due to local regulations. This scarcity has proved beneficial to Lamar and should continue to work to the company's advantage.

It is also worth noting that we eliminated AOL Time Warner from the portfolio. We believe the company will be hurt in the transition from narrowband Internet access (dial-up lines) to broadband (cable, DSL). When users switch to broadband, they will be paying about $40 per month for it. Therefore, they will be reluctant to pay AOL for its service when other service providers are free. Although rising advertising spending has boosted revenues in the company's entertainment division, we don't foresee much upside in the stock given the challenges we anticipate in its Internet business.

Finally, we hold a small position in stocks outside of the telecommunications sector. In general, we will move outside of telecommunications only when we find opportunities to buy selected stocks at what we see as very inexpensive levels. We generally stick to financials, an area of expertise for Co-manager Patrick O'Brien, who in the past has covered the sector as an analyst and portfolio manager.

Q: Overall, how would you summarize the current state of the telecom sector?

A: While we haven't seen a dramatic improvement, we think the sector is slowly working its way back to health. The demand for telecom products and services is rising, while supply remains relatively stable. The good news is that, in our opinion, a number of stocks in this sector remain undervalued despite the recent rally. Overall, we believe the current environment creates a positive backdrop for the fund as we seek to identify the most compelling opportunities in the telecommunications sector.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2003

Asset Allocation	6/30/03	12/31/02

Common Stocks	98%	101%
Corporate Bonds	2%	-
Cash Equivalents, net	-	(1%)
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/03	12/31/02

National Carriers	27%	30%
Communication Equipment	16%	18%
International Network Operations	15%	17%
Wireless	13%	-
Regional Carriers	9%	9%
Media	7%	20%
Specialty Services	5%	-
Industrials	3%	-
Financials	3%	-
Software & Applications	2%	5%
Multi-Industry	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2003 (59.6% of Net Assets)
1. BCE, Inc. Provider of telecommunication services	7.4%
2. Qwest Communications International, Inc. Provider of telecommunication services	7.3%
3. Cincinnati Bell, Inc. Provider of telecommunication services	6.8%
4. Level 3 Communications, Inc. Provider of telecommunication and information services	6.5%
5. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	6.5%
6. ALLTEL Corp. Provider of wireline and wireless communication as well as information services	5.9%
7. Sprint Corp. (PCS Group) Operator of personal cellular communication systems	5.3%
8. Telefonos de Mexico SA de CV Provider of telecommunication services	4.8%
9. Black Box Corp. Manufacturer of wide area networking products	4.6%
10. R.H. Donnelly Corp. Marketer of yellow pages	4.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.3%
Communication Equipment 14.5%
Black Box Corp.	521,528	18,879,314
Celestica, Inc.* (c)	255,700	4,029,832
Tellabs, Inc.*	1,500,000	9,855,000
Tyco International Ltd. (c)	1,398,000	26,534,040
		59,298,186
Financials 3.1%
Erie Indemnity Co. "A"	17,787	733,714
Freddie Mac	160,000	8,123,200
Leucadia National Corp.	103,100	3,827,072
		12,683,986
Industrials 3.1%
Cendant Corp.* (c)	700,000	12,824,000
International Network Operators 15.4%
BCE, Inc.	1,308,274	30,234,212
Telefonos de Mexico SA de CV "L" (ADR)	628,000	19,731,760
Vodafone Group PLC (ADR) (c)	658,020	12,930,093
		62,896,065
Media 6.9%
Comcast Corp. "A"*	126,036	3,803,767
Gannett Co., Inc.	100,000	7,681,000
Lamar Advertising Co.*	125,000	4,401,250
Liberty Media Corp. "A"*	1,072,956	12,403,371
		28,289,388
National Carriers 27.0%
AT&T Corp.	180,800	3,480,400
Cincinnati Bell, Inc.*	4,125,000	27,637,500
Level 3 Communications, Inc.*	4,031,000	26,765,840
Qwest Communications International, Inc.*	6,291,929	30,075,421
Time Warner Telecom, Inc. "A"*	1,676,771	10,681,031
Verizon Communications, Inc. (c)	304,716	12,021,046
		110,661,238
Regional Carriers 8.7%
ALLTEL Corp.	497,000	23,965,340
CenturyTel, Inc.	260,000	9,061,000
General Communication, Inc. "A"*	303,600	2,629,176
		35,655,516
Software & Applications 2.5%
Convergys Corp.*	630,000	10,080,000
Specialty Services 4.5%
R.H. Donnelly Corp.*	506,900	18,486,643
Wireless 12.6%
AT&T Wireless Services, Inc.*	1,200,000	9,852,000
American Towers, Inc. "A"*	1,282,400	11,349,240
Crown Castle International Corp.*	1,100,000	8,547,000
Sprint Corp. (PCS Group)*	3,750,000	21,562,500
		51,310,740
Total Common Stocks (Cost $458,427,897)		402,185,762

Cash Equivalents 6.0%
Daily Assets Fund Institutional, 1.08% (d) (e) (cost $24,753,506)	24,753,506	24,753,506
	Principal Amount ($)	Value ($)

Corporate Bonds 1.5%
Communication Equipment
Lucent Technologies, Inc.:
5.5%, 11/15/2008	2,000,000	1,685,000
6.45%, 3/15/2029	2,000,000	1,370,000
6.5%, 1/15/2028	2,000,000	1,380,000
7.25%, 7/15/2006	2,000,000	1,895,000
Total Corporate Bonds (Cost $5,066,258)		6,330,000
Repurchase Agreements 2.0%
Goldman Sachs,1.08%, dated 6/30/2003, to be repurchased at $8,127,244 on 7/1/2003 (b) (Cost $8,127,000)	8,127,000	8,127,000

	% of Net Assets	Value ($)

Total Portfolio (Cost $496,374,661) (a)	107.8	441,396,268
Other Assets and Liabilities, Net	(7.8)	(32,104,530)
Net Assets	100.0	409,291,738

* Non-income producing security.
(a) The cost for federal income tax purposes was $504,779,352. At June 30, 2003, net unrealized depreciation for all securities based on tax cost was $63,383,084. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $70,714,451 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $134,097,535.
(b) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2003 amounted to $23,969,502 which is 5.9% of total net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investments in unaffiliated issuers, at value (cost $471,621,155)	$ 416,642,762
Investments in affiliated issuers, at value (cost $24,753,506)*	24,753,506
Cash	1,241
Receivable for investments sold	7,606,618
Dividends receivable	645,159
Interest receivable	179,088
Receivable for Fund shares sold	66,193
Receivable for securities lending income	16,375
Other assets	17,411
Total assets	449,928,353
Liabilities
Payable upon return of securities loaned	24,753,506
Payable for investments purchased	11,946,640
Payable for Fund shares redeemed	1,879,174
Accrued advisory fee	241,860
Other accrued expenses and payables	1,815,435
Total liabilities	40,636,615
Net assets, at value	$ 409,291,738
Net Assets
Net assets consist of: Accumulated net investment loss	(1,158,939)
Net unrealized appreciation (depreciation) on investments	(54,978,393)
Accumulated net realized gain (loss)	(492,299,241)
Paid-in capital	957,728,311
Net assets, at value	$ 409,291,738

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($302,245,159 / 23,408,431 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 12.91
Maximum offering price per share (100 / 94.25 of $12.91)	$ 13.70
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($88,202,050 / 7,202,657 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 12.25
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($16,220,419 / 1,323,227 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 12.26
Maximum offering price per share (100 / 99.00 of $12.26)	$ 12.38
Institutional Class Net Asset Value, offering and redemption price per share ($2,624,110 / 200,793 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 13.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $84,321)	$ 2,226,588
Interest	366,024
Securities lending income	103,332
Total Income	2,695,944
Expenses: Investment advisory fee	1,695,328
Administrator fee	285,332
Services to shareholders	839,935
Custodian and accounting fees	74,534
Distribution and shareholder servicing fees	834,883
Auditing	18,574
Legal	11,867
Directors' fees and expenses	7,761
Reports to shareholders	56,900
Registration fees	37,015
Other	5,088
Total expenses, before expense reductions	3,867,217
Expense reductions	(285,332)
Total expenses, after expense reductions	3,581,885
Net investment income (loss)	(885,941)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	19,621,526
Net unrealized appreciation (depreciation) during the period on investments	31,784,550
Net gain (loss) on investment transactions	51,406,076
Net increase (decrease) in net assets resulting from operations	$ 50,520,135

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Operations: Net investment income (loss)	$ (885,941)	$ (2,262,473)
Net realized gain (loss) on investment transactions	19,621,526	(347,314,530)
Net unrealized appreciation (depreciation) on investment transactions during the period	31,784,550	(23,305,914)
Net increase (decrease) in net assets resulting from operations	50,520,135	(372,882,917)
Fund share transactions: Proceeds from shares sold	9,486,456	49,166,045
Cost of shares redeemed	(57,770,911)	(272,477,138)
Net increase (decrease) in net assets from Fund share transactions	(48,284,455)	(223,311,093)
Increase (decrease) in net assets	2,235,680	(596,194,010)
Net assets at beginning of period	407,056,058	1,003,250,068
Net assets at end of period (including accumulated net investment loss of $1,158,939 and $272,998, respectively)	$ 409,291,738	$ 407,056,058

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.27	$ 18.57	$ 26.37	$ 43.65	$ 34.23	$ 19.37
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.03)[b]	(.05)	.03	.23	.12
Net realized and unrealized gain (loss) on investment transactions	1.66	(7.27)	(7.75)	(14.76)	14.83	16.05
Total from investment operations	1.64	(7.30)	(7.80)	(14.73)	15.06	16.17
Less distributions from: Net investment income	-	-	-	(.09)	(.33)	(.40)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)	(.91)
Total distributions	-	-	-	(2.55)	(5.64)	(1.31)
Net asset value, end of period	$ 12.91	$ 11.27	$ 18.57	$ 26.37	$ 43.65	$ 34.23
Total Return (%)[c]	14.55d**	(39.31)[d]	(29.54)[d]	(34.52)	45.47	85.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	302	302	728	1,240	2,116	1,276
Ratio of expenses before expense reductions (%)	1.84*	1.77	1.39[e]	1.10[f]	.96	1.05
Ratio of expenses after expense reductions (%)	1.69*	1.62	1.24[e]	1.05[f]	.96	1.05
Ratio of net investment income (loss) (%)	(.27)*	(.20)	(.22)	.09	.62	.48
Portfolio turnover rate (%)	49*	43	14[g]	11[h]	17	14

a For the six months ended June 30, 2003 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total Return would have been lower had certain expenses not been reduced.
e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.
f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized
Class B
Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.80	$ 17.94	$ 25.66	$ 42.85	$ 33.80	$ 19.22
Income (loss) from investment operations: Net investment income (loss)	(.05)[b]	(.11)[b]	(.24)	(.23)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.50	(7.03)	(7.48)	(14.46)	14.58	15.83
Total from investment operations	1.45	(7.14)	(7.72)	(14.69)	14.55	15.81
Less distributions from: Net investment income	-	-	-	(.04)	(.19)	(.32)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)	(.91)
Total distributions	-	-	-	(2.50)	(5.50)	(1.23)
Net asset value, end of period	$ 12.25	$ 10.80	$ 17.94	$ 25.66	$ 42.85	$ 33.80
Total Return (%)[c]	13.43d**	(39.80)[d]	(30.90)[d]	(35.04)	44.42	83.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	87	222	396	593	165
Ratio of expenses before expense reductions (%)	2.59*	2.52	2.14[e]	1.85[f]	1.71	1.80
Ratio of expenses after expense reductions (%)	2.44*	2.37	1.99[e]	1.80[f]	1.71	1.80
Ratio of net investment income (loss) (%)	(1.03)*	(.95)	(.97)	(.68)	(.15)	(.35)
Portfolio turnover rate (%)	49*	43	14[g]	11[h]	17	14

a For the six months ended June 30, 2003 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total Return would have been lower had certain expenses not been reduced.
e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized
Class C
Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 17.96	$ 25.69	$ 42.88	$ 33.84	$ 25.50
Income (loss) from investment operations: Net investment income (loss)	(.05)[c]	(.12)[c]	(.25)	(.22)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.50	(7.03)	(7.48)	(14.47)	14.56	9.21
Total from investment operations	1.45	(7.15)	(7.73)	(14.69)	14.54	9.20
Less distributions from: Net investment income	-	-	-	(.04)	(.19)	(.21)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)	(.65)
Total distributions	-	-	-	(2.50)	(5.50)	(.86)
Net asset value, end of period	$ 12.26	$ 10.81	$ 17.96	$ 25.69	$ 42.88	$ 33.84
Total Return (%)[e]	13.41d**	(39.81)[d]	(30.09)[d]	(35.02)	44.33	36.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	41	73	91	3
Ratio of expenses before expense reductions (%)	2.59*	2.52	2.14[f]	1.85[g]	1.70	1.85*
Ratio of expenses after expense reductions (%)	2.44*	2.37	1.99[f]	1.80[g]	1.70	1.85*
Ratio of net investment income (loss) (%)	(1.03)*	(.95)	(.97)	(.69)	(.20)	(.61)*
Portfolio turnover rate (%)	49*	43	14[h]	11[i]	17	14

a For the six months ended June 30, 2003 (Unaudited).
b For the period October 28, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total Return would have been lower had certain expenses not been reduced.
e Total return does not reflect the effect of any sales charges.
f The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
g This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
h Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
i Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized
Institutional Class
Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.37	$ 18.69	$ 26.47	$ 43.76	$ 34.27	$ 23.26
Income (loss) from investment operations: Net investment income (loss)	.00[c,d]	.00[c,d]	.01	.12	.27	.06
Net realized and unrealized gain (loss) on investment transactions	1.70	(7.32)	(7.79)	(14.81)	14.93	12.17
Total from investment operations	1.70	(7.32)	(7.78)	(14.69)	15.20	12.23
Less distributions from: Net investment income	-	-	-	(.14)	(.40)	(.31)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)	(.91)
Total distributions	-	-	-	(2.60)	(5.71)	(1.22)
Net asset value, end of period	$ 13.07	$ 11.37	$ 18.69	$ 26.47	$ 43.76	$ 34.27
Total Return (%)	14.95e**	(39.17)[e]	(29.39)[e]	(34.37)	45.89	53.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	12	18	28	1
Ratio of expenses before expense reductions (%)	1.59*	1.52	1.14[f]	.85[g]	.72	.83*
Ratio of expenses after expense reductions (%)	1.44*	1.37	.99[f]	.80[g]	.72	.83*
Ratio of net investment income (loss) (%)	(.02)*	.05	.05	.33	.86	.49*
Portfolio turnover rate (%)	49*	43	14[h]	11[i]	17	14

a For the six months ended June 30, 2003 (Unaudited).
b For the period June 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Amount is less than $.005.
e Total Return would have been lower had certain expenses not been reduced.
f The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.
g This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
h Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
i Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Communications Fund, Inc. (formerly Flag Investors Communications Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $494,783,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000) and December 31, 2010 ($344,993,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $6,300,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Effective May 1, 2003, distributions of net investment income, if any, are made annually. Prior to May 1, 2003, distributions of net investment income, if any, were made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (494,783,000)
Unrealized appreciation (depreciation) on investments	$ (97,600,298)

The tax character of current year distributions, if any, will be determined at the end of current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $91,283,913 and $143,318,291 respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.89% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $48,369, of which $8,377 is unpaid at June 30, 2003.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2003, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for six months ended June 30, 2003, the Administrator Service Fee aggregated $285,332, all of which was waived.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended June 30, 2003, the amount charged to the Fund by SISC aggregated $525,294, of which $342,364 is unpaid at June 30, 2003.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Fund's custodian (see Note F). The amount charged to the Fund by the custodian aggregated $21,154, of which $23,736 is unpaid at June 30, 2003.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2003
Class A	$ 351,863	$ 10,222
Class B	305,951	44,835
Class C	56,314	8,234
	$ 714,128	$ 63,291

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2003	Effective Rate
Class B	$ 101,984	$ 14,945.25%
Class C	18,771	2,745.25%
	$ 120,755	$ 17,690

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended June 30, 2003 aggregated $5,635 and $30, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2003, the CDSC for Class B and C shares aggregated $157,452 and $588, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2003, SDI received $253.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Effective April 11, 2003, the Fund entered into a new revolving credit facility with J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	682,939	$ 8,030,186	3,235,352	$ 43,937,796
Class B	82,473	912,155	245,850	3,297,482
Class C	43,491	463,153	115,313	1,484,363
Institutional Class	7,369	80,962	30,390	446,404
		$ 9,486,456		$ 49,166,045
Shares redeemed
Class A	(4,040,640)	$ (45,474,485)	(15,661,929)	$ (200,407,536)
Class B	(943,268)	(10,066,880)	(4,550,588)	(55,438,876)
Class C	(192,664)	(2,069,552)	(947,430)	(11,477,950)
Institutional Class	(13,498)	(159,994)	(470,831)	(5,152,776)
		$ (57,770,911)		$(272,477,138)
Net increase (decrease)
Class A	(3,357,701)	$ (37,444,299)	(12,426,577)	$ (156,469,740)
Class B	(860,795)	(9,154,725)	(4,304,738)	(52,141,394)
Class C	(149,173)	(1,606,399)	(832,117)	(9,993,587)
Institutional Class	(6,129)	(79,032)	(440,441)	(4,706,372)
		$ (48,284,455)		$ (223,311,093)

F. Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Directors of the Fund approved changing the Fund's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of the Fund's Advisor, currently serves as the custodian to the Fund. Effective July 21, 2003, State Street is the Fund's Custodian.

In connection with the transaction, on January 13, 2003 the Board approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for the Fund, subject to oversight from Deutsche. At a later date, Deutsche Asset Management will make recommendations to the Fund's Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Fund.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	81114L 106	81114L 205	81114L 304	81114L 403
Fund Number	432	632	732	532

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Communications Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Communications Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

By:                                 /s/Charles A. Rizzo
                                    -------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    -------------------------------------